UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

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Preliminary Information Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

CHINA BIO-IMMUNITY CORPORATION

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]        No fee required

[  ]

$125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

_________________________________________________________________

2.

Aggregate number of securities to which transaction applies:

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3.

Per unit price or other underlying value of transaction computed pursuant to Exchange

            Act Rule 0-11

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4.

Proposed maximum aggregate value of transaction

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Total fee paid

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

CHINA BIO-IMMUNITY CORPORATION

No. 36 ShengMing 2nd Road

DD Port, Dalian

People’s Republic of China, 116620

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

INTRODUCTION

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and regulation 14C and Schedule C thereunder, this notice and information statement (the “Information Statement”) will be mailed out on or about December 17, 2009 (the “Mailing Date”) to the shareholders of record, as of October 14, 2009 (the “Record Date”), of China Bio-Immunity Corporation (hereinafter referred to as “we,” “us,” “our,” or the “Company”), a Nevada corporation. This Information Statement is being circulated to advise the shareholders of action already approved and taken without a meeting by written consent of our majority shareholder who holds a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal set forth herein will not be effective until 20 days after the date this Information Statement is mailed to the shareholders; the Company anticipates that the proposal will become effective on or about January 6, 2010 (the “Effective Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)	Dissolution and Liquidation of the Company.

Attached hereto for your review is an Information Statement relating to the above-described action. Please read this Information Statement carefully. It describes the essential terms of the dissolution of the Company. Additional information about the Company is contained in its reports filed with the United States Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the majority shareholder of the Company:

(1)	Dissolution and Liquidation of the Company.

The Board of Directors has fixed the close of business on October 14, 2009 as the Record Date for determining the Shareholders entitled to notice of the foregoing corporate action.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business on October 14, 2009, are entitled to notice of the foregoing action to be effective on or about January 6, 2010.  Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholder holding a majority of the voting rights of all outstanding shares of common stock as of the Record Date voted in favor of the foregoing action by written consent, and having sufficient voting power to approve such proposal through its ownership of the common stock, no other consents will be solicited in connection with this Information Statement. Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder as to how they can notify the Company of their wish to receive a separate copy.

The elimination of the need for a meeting of shareholders to approve this action is made possible by provisions of the Nevada Revised Statutes which provide that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our shareholders, our Board of Directors voted to utilize the written consent of the holder of a majority interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholder who holds a majority of the voting power of our capital stock.

By Order of the Board of Directors

/s/ Lixin Zhou
Lixin Zhou, Interim Chief Executive Officer

December 16, 2009

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

THIS INFORMATION STATEMENT AND THE DOCUMENTS INCORPORATED IN THIS DOCUMENT BY REFERENCE CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS AND BUSINESS.  WORDS SUCH AS “ANTICIPATES,” “EXPECTS,” “INTENDS,” “PLANS,” “BELIEVES,” “SEEKS,” “ESTIMATES” AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS.  THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS.

CURRENT INFORMATION ABOUT THE COMPANY

THE COMPANY

China Bio-Immunity Corporation (the “Company” or “we”), a Nevada corporation, was a provider of Rabies and Mumps vaccines in the People’s Republic of China (“PRC”).  We were incorporated in the state of Utah as Thrust Resources, Inc. on July 16, 1981. On April 22, 2005, pursuant to a merger the Company changed its domicile to Nevada. On February 11, 2008, the Company changed its name to China Bio-Immunity Corporation (formerly known as Easy Golf Corporation). On August 6, 2008, the Company entered into a Share Exchange Agreement (“Exchange Agreement”) with Lawford Asia Limited (“Lawford”), and the shareholders of Lawford (the “Lawford Shareholders”). As a result the share exchange, the Company acquired all of the issued and outstanding securities of Lawford from the Lawford Shareholders in exchange for 13,246,697 newly-issued shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), representing 88.31% of the Company’s issued and outstanding Common Stock (the “Share Exchange”). As a result of the Share Exchange, Lawford and its wholly-owned subsidiaries, JINA Immunity Investment Company Limited (“JINA”), and Dalian Jingang-Andi Bio-Products Company Limited (“JGAD”), became wholly owned subsidiaries of the Company.

Lawford was incorporated on January 15, 2008 under the laws of the British Virgin Islands as a holding company, for the purposes of owning 100% of the capital stock of JINA. JINA was incorporated on October 15, 2007 under the laws of Hong Kong for the purpose of owing 100% of the capital stock of JGAD, a corporation incorporated on March 26, 2002 under the laws of the PRC. Following the approval by the relevant governmental authorities in the Peoples Republic of China, JINA acquired a 100% ownership interest in JGAD. As a result of the transaction, JGAD became a wholly owned subsidiary of JINA, which in turn was a wholly owned subsidiary of Lawford. JGAD engaged in the development, manufacturing, and distribution of vaccine products. As a result of the Share Exchange, the Company succeeded to the business of JGAD as its sole line of business.

Subsequent to the commencement of business operations through JGAD, on January 12, 2009, following an inspection conducted by the National Institute for the Control of Pharmaceutical and Biological Products (“NICPBP”) in the Peoples Republic of China, on an approved sample of rabies vaccine submitted for batch release by the Company’s operating subsidiary, JGAD, the Chinese Safe Food and Drug Administration (SFDA) issued a notification that there was the possibility of a flaw in the rabies vaccines manufactured by JGAD.

Subsequent to January 12, 2009, the NICPBP reported that the Company did manufacture flawed rabies vaccines which contained nucleic acid, which as a prescription drug has been legally produced by more than twenty manufacturers in China and widely used in the Chinese market. However, it had not yet been approved as an ingredient to be added in human rabies vaccine in China. Although tests on animals demonstrated that the acid did enhance the effectiveness of the human rabies vaccine, it had to undergo clinical trials before it could be used as an adjuvant in human rabies vaccines. JGAD was found falling afoul of such regulatory rules.  Among 360,200 doses of the flawed rabies vaccines in China, a total of 323,200 were recovered by the manufacturer, JGAD. The SFDA confiscated all the flawed products and profits from the sales of the flawed rabies vaccines. The SFDA also assessed punitive fines and JGAD was suspended from the production and sales of vaccines indefinitely. The production permit of JGAD was also revoked. Additionally, the key officers involved in JGAD were forbidden from engaging in any production activities within the pharmaceutical industry for a period of ten years and two senior executives and one purchasing agent of JGAD were detained in January by local authorities; the two senior executives and the purchasing agent continue to be detained by local authorities as of the date of this Information Statement.

Subsequent to these events, JGAD ceased all business operations and, in an effort to satisfy the fines that the SFDA assessed on JGAD, it elected to liquidate its assets.  In accordance with Chinese Law, JGAD established a Liquidation Commission for purposes of liquidating its assets and satisfying the financial obligations due and owing to its creditors.  The Liquidation Commission fixed the liquidation period for JGAD from June 19, 2009 through November 15, 2009.  On November 15, 2009, JGAD completed its liquidation; upon completion of the liquidation as a result of the payment of fines assessed by the Chinese Government, JGAD was left with no funds.  Attached to this Information Statement as Exhibit A, and incorporated herein by reference, is a copy of the Liquidation Audit Report (the “Audit Report”) completed by Dalian Guanyu Certified Public Accountants Co., Ltd. (“Dalian Guanyu”).  The attached Audit Report contains the only financial information currently available to the Company regarding termination of the business operations of the Company’s subsidiary, JGAD, and its liquidation during the liquidation period from June 19, 2009 through November 15, 2009. As indicated in the Audit Report, Dalian Guanyu conducted their audit in accordance with the Independent Auditing Standards of China, not in accordance with U.S. Generally Accepted Accounting Principles.

Due to the fact that JGAD was the Company’s only source of business operations, the Company has ceased all business operations, and the Board of Directors of the Company has determined, as discussed more fully below, that it is in the Company and its Shareholder’s best interests to dissolve the Company.  Furthermore, the Company does not have sufficient assets or capital resources to pay its on-going expenses while it is going through the dissolution process.  As a result, although the Company has no agreement in place with its shareholders or other persons to pay expenses on its behalf, it is anticipated that the Company will continue to rely on either its majority shareholders or officers and directors to pay expenses on its behalf while the Company completes the dissolution process.  Neither the majority shareholders nor the officers or directors are under any obligation to pay any of the Company’s expenses.

CURRENT DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a director or executive officer. The executive officers are elected annually by the Board of Directors. The directors serve one year terms or until their successors are elected.

The directors and executive officers currently serving the Company are as follows:

Name	Age	Position Held and Tenure
Dr. Lixin Zhou	49	Interim Chief Executive Officer and Interim Chief Financial Officer since February 12, 2009
Quanfeng Wang	50	Director since August 6, 2008
Zhaoen Kong	64	Director since February 2008
Dr. Angelos Koutsonikolis	42	Director since August 2008
Mr. Geoffrey Youngclaus	39	Director since August 2008
Hui Zhuang	73	Director since August 2008

Biographical Information

Dr. Lixin Zhou.  Mr. Lixin Zhou is 46 years old.  In addition to his work as the Interim Chief Executive Officer and Interim Chief Financial Officer of the Company, Dr. Lixin Zhou has served as the Chief Medical Officer of the Company since August 6, 2008.  Dr. Zhou was trained in microbiology and immunology at the University of Colorado, the University of South Florida and the University of Zurich, while earning his PhD, as well as his MD from the Bethune University of Medical Science.  Dr. Lixin Zhou finished his fellowship and residency at Peking Union Medical Hospital in clinical immunology. Following the completion of his residency, he worked as a scientific director in Bioherb Lab in Surrey, British Columbia, Canada.  Prior to working with the Company, Dr. Zhou worked as Senior Associate at the Case University and has been published extensively in the immunology field at home and abroad.

Mr. Quanfeng Wang. Mr. Quanfeng Wang is 50 years old.  In addition to the work that Mr. Wang performs for the Registrant, since 2002, Mr. Wang has worked as the Chief Executive Officer of JGAD. As the Chief Executive Officer of JGAD Mr. Wang is responsible for strategic planning, management and execution of all aspects of the company’s operations.  Additionally, from November 2007 to the present, Mr. Wang has been the director of Earn System Investment Limited, a British Virgin Islands corporation that specializes in investment.  As a director of Earn System, Mr. Wang is responsible for strategic decision making on behalf of Earn System.  From 1996 to 2006, Mr. Wang worked as the general manager of Dalia Songliao Bio-Products Company which is located in the Dalian Development Zone and is in the business of vaccine manufacturing. From 1989 to 1996, Mr. Wang worked as the chief head of the division of Liaoning Provincial’s Department of Economic & Trade and Dalian Administration Committee of Development Zone, which are located in Shenyang and Dalian. As a senior engineer with a master degree on engineering and EMBA from the Guanghua School of Management of Peking University, Mr. Wang has the experience on the management of developing and manufacturing vaccines more than ten years from 1996 to present.

Zhaoen Kong. Mr. Zhaoen Kong is 64 years old.  Mr. Zhaoen Kong has been a director of the Company since February 2008.  In addition to his work with the Company, from 1992 to the present he has been the chairman of the board of directors of Dalian Jingang Group, which is located in Dalian China and is in the businesses of real estate, hotel and bio-products. As the chairman of Dalian Jingang Group he is responsible for directing all aspects of business activities.

Dr. Angelos Koutsonikolis. Dr. Koutsonikolis is 42 years old.  From April 2005 to the present, Dr. Koutsonikolis has been in private practice focusing on Allergies and Immunology in Boynton Beach, FL. From July 2001 to March 2005, Dr. Koutsonikolis worked in private practice at Medical Arts Associates located in Moline, Illinois in the field of Allergy and Clinical Immunology.

Mr. Geoffrey Youngclaus.  Mr. Geoffrey Youngclaus is 39 years old. From 1993 to the present, Mr. Youngclaus has been with the certified public accounting firm Youngclaus and Company, PLLC, located in North Hampton, New Hampshire.  Mr. Youngclaus is currently the managing partner.  Mr. Youngclaus received a Bachelor of Science in Accounting in 1992 from Quinnipiac University and achieved a CPA designation in 1995.  Mr. Youngclaus has experience both in guiding foreign corporations to implement United States operations and in assisting United States corporations with their export operations to Pacific and European countries.

Mr. Hui Zhuang.  Mr. Hui Zhuang is 73 years old.  From 2000 to the present, Mr. Zhuang has served as a Professor of Microbiology at Peking University Health Science Center.  Prior to that, from 1995 to 2000, Mr. Zhuang served as both a Professor and Director at Beijing Medical University’s Department of Microbiology.  Mr. Zhuang has been published more than 120 times throughout his professional career.

There are no family relationships between any of the current directors or officers of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of October 1, 2009, the ownership of each person known by the Registrant to be a beneficial owner of 5% or more of its common stock. Except as otherwise noted, each person listed below is a sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrants or other right to acquire additional securities of the Registrant except as may be otherwise noted.

Title and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of class
Common	Wordwise Group Limited(1) Portcullis TrustNet Chambers, P O Box 3444, Road Town, Tortola British Virgin Islands	10,597,358	70.65%
Common	Earn System Investment Limited(2) Portcullis TrustNet Chambers, PO Box3444, Road Town, Tortola British Virgin Islands	1,473,542	8.82%

(1)

JIIC Trust owns 100% of the capital stock of Wordwise Limited Corp. Fidelitycorp Limited is the trustee of the JIIC Trust.  Mass Scale Enterprises Limited is the sole beneficiary of the JIIC Trust.  Mr. Yu Hong Feng owns 100% of the capital stock of Mass Scale Enterprises Limited.

(2)

Chipin Tuan owns 100% of the capital stock of Earn System Investment Limited and may be deemed to be the beneficial owner of the 1,473,542 shares of common stock owned by Earn System Investment Limited.

Additionally, Quanfeng Wang is the sole director of Earn System Investment Limited and may also be deemed to be the beneficial owner of the 1,473,542 shares of common stock owned by Earn System Investment Limited.

Security Ownership of Management

The following table sets forth, as of October 1, 2009, the ownership of each executive officer and director of the Registrant, and of all executive officers and directors of the Registrant as a group.  Except as otherwise noted, each person listed below is a sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrants or other right to acquire additional securities of the Registrant except as may be otherwise noted.

Title and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of class
Common	Quanfeng Wang (1) No. 36 Sheng Ming 2nd Rd DD Port Dalian, PRC 116620	4,122,881(2)	27.49%
Common	Zhaoen Kong (1) No. 36 Sheng Ming 2nd Rd DD Port Dalian, PRC 116620	0	0.0%
Common	Lixin Zhou (1) No. 36 Sheng Ming 2nd Rd DD Port Dalian, PRC 116620	0	0.0%
Common	Angelos Koutsonikolis(1) 10075 Jog Road, Suite 100 Boynton Beach FL 33437	0	0.0%
Common	Geoffrey Youngclaus(1) 65 Lafayette Road, Suite 102 North Hampton, NH 03862	0	0.0%
Common	Hui Zhuang(1) Department of Microbiology Peking University Health Science Center 38 Xue-yuan Road Haidian District Beijing 100083, People’s Republic of China	0	0.0%
Common	All Directors and executive officers (7 persons)	4,122,881	27.49%

(1)

The person listed is currently an officer, a director, or both, of the Company.

(2)

Includes the 2,649,339 shares of common stock issued to Quanfeng Wang pursuant to the Share Exchange and 1,473,542 shares of common stock owned by Earn System Investment Limited, of which Quanfeng Wang may be deemed to be the beneficial owner.

VOTING SECURITIES & INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the outstanding shares of common stock of the Company entitled to vote (the “Voting Shares”) is required to effect the action described herein. As of the Record Date, the Company had 15,000,001 Voting Shares issued and outstanding, consisting entirely of common stock, which for voting purposes are entitled to one vote per share. The consenting shareholder is the record and beneficial owner of 10,597,358 shares of the Company’s common stock, which represents approximately 70.65% of the total number of Voting Shares. Pursuant to Section 78.320 of the Nevada Revised Statutes, the consenting shareholder voted in favor of the action described herein in a written consent, dated October 14, 2009.  No consideration was paid for the consent. The consenting shareholder’s name, affiliations with the Company and beneficial holdings are as follows:

Title and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of class
Common	Wordwise Group Limited(1) Portcullis TrustNet Chambers, P O Box 3444, Road Town, Tortola British Virgin Islands	10,597,358	70.65%

(1)

JIIC Trust owns 100% of the capital stock of Wordwise Limited Corp. Fidelitycorp Limited is the trustee of the JIIC Trust.  Mass Scale Enterprises Limited is the sole beneficiary of the JIIC Trust.  Mr. Yu Hong Feng owns 100% of the capital stock of Mass Scale Enterprises Limited.

DISSOLUTION

As noted above, as a result of the termination of business operations of JGAD, the Company no longer has any business operations.  Pursuant to Nevada Revised Statutes, Section 78.580, our Board of Directors and the consenting majority shareholder have adopted and approved resolutions to dissolve the Company pursuant to the terms of the Plan of Dissolution and Liquidation, a copy of which is attached hereto as Exhibit B. The Board of Directors, management, and the consenting majority shareholder believe that the dissolution of the Company is in the best interests of the Company and its stockholders as the Company no longer has an operating business or any assets.  The dissolution of the Company will become effective on a date not less than twenty (20) calendar days after we mail this Information Statement to our record Shareholders. Under applicable federal securities laws, the dissolution cannot be effective until at least twenty (20) calendar days after the Mailing Date.  Because the Company has no business operations or assets, the Company does not anticipate that there will be any funds that will be distributable to the shareholders on a pro-rata basis pursuant to the terms of the Plan of Dissolution and Liquidation.

Dissenter’s Rights

The general corporation law of the State of Nevada does not provide for dissenter’s rights of appraisal in connection with the above described actions.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact Lixin Zhou, c/o Frascona, Joiner, Goodman and Greenstein, P.C., 4750 Table Mesa Drive, Boulder, Colorado 80305. We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

By Order of the Board of Directors,

/s/ Lixin Zhou
Lixin Zhou, Chief Executive Officer

December 16, 2009

Exhibit A

DALIAN GUANYU CERTIFIED PUBLIC ACCOUNTANTS CO., LTD.

No.: DaGuanYuZhuanShenZi[2009]-0111

Liquidation Audit Report

To Liquidation Commission of Dalian Jingang Andi Bio-Products Company Limited:

We have audited the accompanying balance sheet of liquidation as of November 15, 2009,profit/loss statement of liquidation, liability repayment statement and asset distribution statement for a period from June 19,2009 to November 15,2009 of Dalian Jingang Andi Bio-Products Company Limited(hereinafter referred to as “your company”). The liquidation commission of your company is responsible for preparing these liquidation accounting statements and our responsibility is to express an opinion on these liquidation accounting statements based on our audit.

We planed and conducted our audit in accordance with the Independent Auditing Standards of China, in order to obtain reasonable assurance whether these liquidation accounting statements are free of material misstatement. Our audit includes, on a basis of selective examination, a inspection on amount and evidence disclosed in these liquidation statement, and a evaluation on accounting policies and material accounting estimations by the commission in preparing these liquidation accounting statements, as well as a evaluation on the overall presentation of these liquidation accounting statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

In our opinion, these liquidation accounting statements present fairly, in all material respects, the financial position of your company as of November 15, 2009, and the situations of profit/loss of liquidation, liability repayment and  asset distribution for a liquidation period from June 19,2009 to November 15,2009 in accordance with the Accounting Standards for Business Enterprises and  Corporation Law of People Republic of China promulgated by PRC and other accounting stipulations related to liquidation.

attachments

1. balance sheet of liquidation

2. profit/loss statement of liquidation

3. liability repayment statement

4.  asset distribution statement

5. footnote of liquidation issues

6. copy of approval regarding the early termination of operation of Dalian Jingang Andi Bio-Products Company Limited (DDA Economical and Trade Bureau DaKaiJingMao[2009]119)

7. copy of notice regarding cancellation of taxation registration issued by DDA Local Tax Authority.(notice No.: DaDiSuiKai[2009]18358)

8. copy of notice regarding taxation issues issued by DDA National Tax Authority.(notice No.: KaiGuoSuiTong[2009]13047)

9. copy of administrative penalty verdict issued by Dalian Food&pharmaceuticals Supervisory Administration (No.:DaJi2 YaoXingFa-[2009]2)

10. copy of administrative penalty verdict issued by LiaoNing  Food&pharmaceuticals Supervisory Administration(No.:LiaoShiYao-[2009]1)

11. copy of notice regarding the cancellation of pharmaceuticals approval No. and GMP certificate of Dalian Jingang Andi Bio-Products Company Limited ([2009]8) issued by National  Food&pharmaceuticals Supervisory Administration

12.  When English version does not conform with Chinese version, Chinese version prevails.

DALIAN GUANYU CERTIFIED

Chinese CPA：

PUBLIC ACCOUNTANTS CO.,LTD.

Dalian·China

Chinese CPA：

November 15, 2009

Footnote of Liquidation issues of

Dalian Jingang Andi Bio-Products Company Limited

Ⅰ、general background information

Dalian Jingang Andi Bio-Products Company Limited (hereinafter referred to as “your company”) was incorporated on March 26, 2002 according to approval of Industrious and Commercial Bureau. It agreed to transfer its 100% shareholding to JINA Immunity Investment Company Limited, according to its board resolution passed on Nov 28, 2007, association of articles, shareholding transfer contract and a approval regarding a buyout by foreign investor over Dalian Jingang Andi Bio-Products Company Limited (issued by Dalian Foreign Trade & Economics Cooperation Bureau on Jan 4,2008 with approval No.DaWaiJingMaoFa [2008]8). After the shareholding transfer, your company was transformed for its corporate nature   into a type of “a company limited(TaiWan, HongKong, Macao /solely investment” and  received a corporate business license( license No.:QiDuLiaoDaZhongZi016397)

Corporate particulars of your company:

Registered address:  No.36 Life 2 Road Double D Harbor, Dalian Economical& Technological    Development Area (hereinafter referred to as DDA)

Legal representative: QuanFeng,Wang

Registered capital: 50,000,000.00 RMB

Operation period: 20 years

Business scope:   research, development of biological vaccine and its technological consultation and sale (with permit from concerned authority)

Ⅱ  reason for liquidation

In view of the fact that some forbidden nucleic acid substance was detected out in January 2009 from a part of frozen human-used hydrophobia vaccines and human-used hydrophobia vaccine produced by your company, the concerned authorities issued punishment verdict to your company for a suspect of production and sale of fake drug.

Dalian Food &pharmaceuticals Supervisory Administration issued a notice to Dalian Jingang Andi Bio-Products Company Limited regarding production suspension for rectification (DaShiYaoJianFa[2009]5) on Jan 14,2009 and a administrative penalty verdict (No.:DaJi2 YaoXingFa-[2009]2)on Feb 24,2009.

Afterwards LiaoNing Food& pharmaceuticals Supervisory Administration issued a administrative penalty verdict(No.: LiaoShiYao-[2009]1) on Feb 26,2009. National  Food& pharmaceuticals Supervisory Administration issued a notice regarding the cancellation of pharmaceuticals approval No. and GMP certificate of Dalian Jingang Andi Bio-Products Company Limited ([2009]8) on March 10,2009.

According to above punishment verdicts, your company was

◆Suspended compulsorily of a production-suspension for rectification;

◆Confiscated of illegal income from illegal production and illegal sale (3,945,078.00RMB);

◆Fined of 100,611,036.00 RMB(3 times as much as questionable product value which was 33,537,012.00 RMB);

◆Above two penalties amounted to 104,556,114.00 RMB, which your company had to pay to Dalian Food& pharmaceuticals Supervisory Administration within 15 days after receipt of the verdicts. Otherwise, a surcharge calculated with a rate of 3% per overdue day over the fine would be charged;

◆The directly responsible personnel was prevented from conducting drug-related business within 10 years;

◆Canceled of pharmaceutical production license;

◆Canceled of pharmaceutical approval No. and pharmaceutical GMP certificate

Your company could not operate further for above events and decided to terminate early its business operation through a board resolution passed on April 24, 2009. After receipt of a approval regarding the early termination of operation of Dalian Jingang Andi Bio-Products Company Limited(DDA Economical and Trade Bureau DaKaiJingMao[2009]119), your company agreed to establish a Liquidation Commission of Dalian Jingang Andi Bio-Products Company Limited(hereinafter referred to as the “liquidation commission”). The liquidation commission fixed June 19, 2009 as liquidation criterion day and started liquidation according to law and had a liquidation notice published on law daily(a newspaper) on June 22, 2009.

Ⅲ accounting policies for liquidation

    1.liquidation basis

The liquidation was conducted mainly according to Accounting Standards for Business Enterprises, Corporation Law of People Republic of China and other rules related to liquidation.

      2. liquidation period

From June 19, 2009 to November 15, 2009

  3. reporting currency

RMB

  4. pricing of assets in liquidation

According to decision of the liquidation commission, the criterion day was fixed at June 30, 2009 and the inventory, fixed assets and intangible assets of your company were appraised ,priced and auctioned in legal way.

  5. liquidation fee was paid with priority for:

（1） Management ,auction and distribution of assets in liquidation

（2）  Announcement ,lawsuit and arbitration

（3）Other expense needed during the liquidation

  6. consequence of repayment with the assets in liquidation

（1）Salary, labor insurance premium and statutory compensation

（2）  Taxes due to PRC

（3）  Corporate liability

（4）  Administrative penalty

Ⅳ liquidation particulars

The whole liquidation, conducted according to legal liquidation principle and procedure, closed on November 15, 2009. The particulars are as follows:

(1)

The balance of monetary fund as of November 13, 2009 was 67,874,418.32 RMB, all of which has been paid on the same day as administrative penalty to Dalian Food& pharmaceuticals Supervisory Administration. The balance on the liquidation closing day was 0 RMB. The details are as follows:

income and expenditure statement of monetary fund

No.	item	Liquidation start day	during liquidation period		liquidation closing day
			income	expenditure
1	balance on liquidation start day	2,899,087.27
2	disposal of assets		89,501,300.00
3	receivable recovered		1,265,350.04
4	liquidation fee			8,557,710.34
5	arrangement fee for employee			6,906,600.61
6	paid tax			9,240,489.66

7	repayment of liability			1,086,518.38
8	paid penalty			67,874,418.32
total		2,899,087.27	90,766,650.04	93,664,484.31

（2）

The balance of notes receivable on liquidation start day was 200,000.00RMB, which has been fully recovered during liquidation period. The balance on liquidation closing day was 0 RMB.

（3）

The balance of amount receivable on liquidation start day was 1,224,935.41RMB, which has been fully recovered during liquidation period. The balance on liquidation closing day was 0 RMB.

（4）

The balance of inventory, fixed asset and intangible asset on liquidation start day was 124,974,296.14 RMB.  During liquidation period, these assets was auctioned legally and openly with a encashment of 89,501,300.00 RMB. The difference was charged into profit/loss of liquidation and balance on liquidation closing day was 0 RMB.

（5）

The balance on liquidation start day of assets pending for treatment(finished product, work-in-process ,low-valued-consumable, amount receivable and other questionable assets) was 54,259,983.16RMB, all of which was charged into profit/loss of liquidation according to resolution of the liquidation commission and approval of tax authority. The balance on liquidation closing day was 0 RMB.

（6）

The balance of other payables on liquidation start day was 2,486,518.38RMB, all of which were repaid during liquidation period. The balance on liquidation closing day was 0 RMB.

（7）

The balance of tax payable on liquidation start day was -255,356.12 RMB. During the liquidation period, the company paid tax of 15,805.05 RMB and offset overpaid real estate tax of 271,161.17 RMB. The balance on liquidation closing day was 0 RMB.

（8）

Liquidation result: liquidation loss amounted to 181,327,139.72RMB.The balance of owner’s equity on liquidation closing day was 0 RMB.

Ⅴ other issues

1 administrative penalty

(1)fine

According to administrative penalty verdict issued on Feb 24, 2009 by Dalian Food&pharmaceuticals Supervisory Administration (No.:DaJi2 YaoXingFa-[2009]2) (hereinafter referred to as “the verdict”), the accumulated due fine amounted to 104,556,114.00 RMB. The paid fine as of November 13, 2009 amounted to 71,819,496.32 RMB(including: 3,945,078.00 RMB paid on March 11, 2009 and, 67,874,418.32 RMB paid on November 13,2009). As of liquidation closing day, there were a outstanding fine principal of 32,736,617.68 RMB as well as its surcharge.

(2) surcharge

According to the verdict, a surcharge calculated with a rate of 3% per overdue day over the fine would be charged. Because your company had no monetary fund to fully pay the fine, the surcharge (from March 12, 2009 to November 15, 200) for underpayment of fine amounted to 747,491,973.82 RMB.

2

amount receivable

According to resolution of the liquidation commission, the amount receivable(34,052,080.21RMB) has been written off as a bad loan. It is advisable that the users of the liquidation accounting statements establish a amount receivable memorandum and watch closely on the recovery of the amount receivable. The amount receivable recovered subsequently will be fully repaid as administrative penalty.

3

Your company received on November 11, 2009 a notice regarding cancellation of taxation registration issued by DDA Local Tax Authority.(notice No.: DaDiSuiKai[2009]18358)as a approval for cancellation.

4

Your company received on November 13, 2009 a notice regarding taxation issues issued by DDA National Tax Authority.(notice No.: KaiGuoSuiTong[2009]13047)  as a approval for cancellation.

5

All accounting materials of your company including liquidation accounting statements, accounting vouchers, ledgers ,financial statements and etc. have been handed over for custody to a organization designated by incorporation approval authority.

Liquidation Commission of Dalian Jingang Andi Bio-Products Company Limited

       November 15, 2009

Liquidation Audit Report of Dalian Jingang Andi Bio-Products Company Limited

(from June 19,2009 to November 15, 2009)

content

Ⅰ、 liquidation audit report

Ⅱ、 balance sheet of liquidation

Ⅲ、 profit/loss statement of liquidation

Ⅳ、 liability repayment statement

Ⅴ、 asset distribution statement

Ⅵ、 footnote of liquidation issues

Ⅶ、 attachment

Client :  Liquidation Commission of Dalian Jingang Andi Bio-Products Company Limited

Auditor:      DALIAN GUANYU CERTIFIED PUBLIC ACCOUNTANTS CO., LTD.

Tel :       （0411）83663339

Fax:        （0411）83669993

Profit/loss Statement of Liquidation
from June 19,2009 to November 15,2009
prepared by: Liquidation Commission of Dalian Jingang Andi Bio-Products Company Limited				currency: RMB
item	No.	loss	income	sub-total
Ⅰ profit/loss from disposal of assets	1	163,832,451.25	486,060.01	-163,346,391.24
including: disposal of fixed asset	2	26,512,524.59	160,956.17	-26,351,568.42
disposal of finished product and work-in-process	3	16,177,364.55		-16,177,364.55
disposal of raw materials and low-valued-consumable	4	13,311,386.40		-13,311,386.40
disposal of amount receivable	5	34,052,080.21	237,535.92	-33,814,544.29
disposal of investment	6			-
disposal of intangible asset	7	5,904,677.18		-5,904,677.18
interest income	8		22,335.94	22,335.94
fine paid	9	67,874,418.32		-67,874,418.32
others	10		65,231.98	65,231.98
Ⅱ profit/loss from disposal of liability	11	271,161.17	5,944,080.46	5,672,919.29
including: claim of creditor's right	12		5,944,080.46	5,944,080.46
others	13	271,161.17		-271,161.17
Ⅲ liquidation fee	14	17,766,972.00	217,351.90	-17,549,620.10
including: salary of liquidation participant	15	398,500.00		-398,500.00
living fee of employee	16	1,084,930.13		-1,084,930.13
lawsuit fee	17	1,520,000.00		-1,520,000.00
audit, appraisal, authentication fee and etc.	18	1,637,851.00		-1,637,851.00
asset custody fee	19	531,001.20		-531,001.20
tax paid	20	9,224,684.61		-9,224,684.61
others	21	3,370,005.06	217,351.90	-3,152,653.16
Ⅳ net profit from transfer of land	22	-	-	-
including: income from transfer of land	23			-
Ⅴ arrangement fee for employee	24	6,104,047.67		-6,104,047.67
	25			-
net profit/loss of liquidation	26	187,974,632.09	6,647,492.37	-181,327,139.72
head of liquidation commission:	financially responsible by:			prepared by:

Balance Sheet of Liquidation
November 15,2009
prepared by: Liquidation Commission of Dalian Jingang Andi Bio-Products Company Limited						currency: RMB
asset	No.	liquidation start day	liquidation closing day	liability and owner's equity	No.	liquidation start day	liquidation closing day
asset for pledge	1			liability bearing pledge	26
including:	2			including:	27
	3				28
sub-total	4			sub-total	29
ordinary asset	5			ordinary liability	30
cash on hand	6	424.43		borrowing	31
cash in bank	7	2,898,662.84		notes payable	32
note receivable	8	200,000.00		other payable	33	2,486,518.38
amount receivable	9	1,224,935.41		employee remuneration payable	34
inventory	10	12,790,544.37		tax payable	35	-255,356.12
investment	11			dividend payable	36
fixed asset	12	84,141,474.59		other amount payable	37
construction in progress	13			debenture payable	38
intangible asset	14	28,042,277.18		total liability	39	2,231,162.26	-
asset pending for treatment	15	54,259,983.16		owner's equity	40
	16			paid-in capital	41	50,000,000.00	50,000,000.00
	17			including:	42
	18				43
	19			less: returned investment	44

	20			capital surplus	45	70,000.00	70,000.00
	21			surplus reserve	46	31,254,583.85	31,254,583.85
	22			net profit of liquidation(net loss filled with"-")	47		181,327,139.72
	23			undistributed profit before liquidation	48	100,002,555.87	100,002,555.87
	24			total owner's equity	49	181,327,139.72	-
total asset	25	183,558,301.98	-	total liability and owner's equity	50	183,558,301.98	-
head of liquidation commission:			financially responsible by:			prepared by:

Liability Repayment Statement
from June 19,2009 to November 15,2009
prepared by: Liquidation Commission of Dalian Jingang Andi Bio-Products Company Limited								currency: RMB
item of liability	No.	amount on liquidation start day	adjustment		confirmed amount	repayment ratio	amount actually needed for repayment	accumulated repaid amount	outstanding amount
			debit	credit
liability bearing pledge	1
	2
sub-total	3	-			-	-	-	-	-
ordinary liability	4
Borrowing	5
notes payable	6
other payable	7	2,486,518.38	400,000.00		2,086,518.38	100.00%	2,086,518.38	2,086,518.38	-
employee remuneration payable	8
tax payable	9	-255,356.12		271,161.17	15,805.05	100.00%	15,805.05	15,805.05
dividend payable	10
other amount payable	11
debenture payable	12
	13
sub-total	14	2,231,162.26	400,000.00	271,161.17	2,102,323.43		2,102,323.43	2,102,323.43	-
	15
total	16	2,231,162.26	400,000.00	271,161.17	2,102,323.43		2,102,323.43	2,102,323.43	-
head of liquidation commission:				financially responsible by:				prepared by:

Asset Distribution Statement
November 15,2009
prepared by: Liquidation Commission of Dalian Jingang Andi Bio-Products Company Limited			currency: RMB
item	No.	total	shareholder
			JINA Immunity Investment Company Limited
			shareholding ratio(100%)
balance of liability on liquidation start day	1	2,231,162.26
adjustment amount	2	-128,838.83
liability repaid	3	2,102,323.43
borrowing	4
notes payable	5
other payable	6	2,086,518.38
employee remuneration payable	7
tax payable	8	15,805.05
dividend payable	9
other amount payable	10
liability transferred into income	11
balance of liability on liquidation closing day	12	-
	13
owner's equity	14
paid-in capital	15	50,000,000.00
capital surplus	16	70,000.00
surplus reserve	17	31,254,583.85
less: net loss accumulated before liquidation	18	-100,002,555.87
net loss of liquidation	19	181,327,139.72
balance of owner's equity on liquidation closing day	20	-
	21
asset distribution	22
distribution of cash on hand	23
distribution of cash in bank	24
offset of amount receivable	25
distribution of inventory	26

pricing of the return of inputed fixed asset and etc.	27
	28
	29
distribution amount of owner's equity on liquidation closing day	30
head of liquidation commission: financially responsible by:		Prepared by:

Exhibit B

CHINA BIO-IMMUNITY CORPORATION

PLAN OF DISSOLUTION AND LIQUIDATION

This Plan of Dissolution and Liquidation (“Plan”) provides for the voluntary dissolution and complete liquidation of China Bio-Immunity Corporation, a Nevada corporation (“CHHB”), in accordance with Section 78.580 through 78.615, inclusive, Nevada Revised Statutes. The voluntary dissolution and complete liquidation shall be accomplished in accordance with the provisions of this Plan.

1.

Approval of CHHB Board of Directors. The board of directors of CHHB has determined that it is deemed desirable and for the benefit of CHHB and the stockholders thereof that CHHB be voluntarily dissolved and completely liquidated in accordance with the provisions of this Plan.

2.

Adoption of Plan by CHHB Stockholders. This Plan shall be submitted to the stockholders of CHHB for approval and adoption. The Plan shall be deemed adopted and shall become effective upon its approval upon the execution of a Written Consent in Lieu of a Stockholders Meeting by holders of at least a majority of the outstanding shares of Common Stock of CHHB (“Common Stock”).

3.

Issuance of Certificate of Dissolution by Nevada Secretary of State. Upon the approval of the Plan as provided in Paragraph 2 above, following the effectiveness of a Definitive 14C Information Statement, CHHB shall cause a certificate signed by an officer of CHHB setting forth that the dissolution has been approved by the directors and the stockholders, together with a list of the names and addresses of the then directors and officers of CHHB, to be filed as soon as practicable in the office of the Secretary of State of the State of Nevada, in accordance with the provisions of Section 78.580.2, Nevada Revised Statutes. Upon the issuance by said Secretary of State of a certificate in accordance with said Section 78.580.2, CHHB shall be deemed dissolved (the date of issuance of such certificate being hereafter referred to as the “Dissolution Date”).

4.

Continuation of Corporate Status After Dissolution Date for Certain Purposes. On and after the Dissolution Date, CHHB shall be continued as a body corporate for the purposes of prosecuting and defending suits, actions, proceedings, and claims of any kind or character by or against it, and of enabling it gradually to settle and close its business, to collect and discharge obligations, to dispose of and convey its property, and to distribute its assets.

5.

Time for Completion of Liquidation. It is the intent of this Plan that the complete liquidation of CHHB shall be commenced on the Dissolution Date and that such liquidation, and the distribution of the net assets, if any exist, of CHHB shall be completed as soon as practicable thereafter and in any event within one year after the date of such approval by stockholders.

6

Liquidating Trustees. Upon the issuance by the Secretary of State of the State of Nevada of the certificate that CHHB is dissolved, as provided in Paragraph 3 above, the directors of CHHB shall become trustees (“Liquidating Trustees”) of CHHB in accordance with Section 78.590.1, Nevada Revised Statutes, with all the powers specified therein and herein. In the event of the death or resignation of a Liquidating Trustee, such vacancy may be filled by majority vote of the remaining Liquidating Trustees. The term of office of each Liquidating Trustee shall continue until his or her death, resignation, or removal, subject to related powers of a court of the State of Nevada as may be provided by the laws of Nevada.

7.

Powers and Authority of Liquidating Trustees. The Liquidating Trustees, and such officers, agents, attorneys, or other employees of CHHB or of the Liquidating Trustees as the Liquidating Trustees

shall authorize, shall carry out and consummate this Plan, and shall have power and authority to execute and deliver all contracts, agreements, conveyances, and other documents; sell, convey, and transfer property of any character; file all papers; receive and receipt for cash or other property; and take all such other action as they deem necessary or desirable for the purpose of effecting the complete liquidation and dissolution of CHHB, including, without limitation, all the powers and authorities provided by the first hereabove referenced provisions of Nevada Revised Statutes. Specifically, but without limitation of the generality of the foregoing, the Liquidating Trustees shall have the following powers and authorities:

(a) To employ, terminate the employment of, and fix the compensation and other terms of employment of such officers, employees, agents, attorneys, accountants, and others as in the discretion of the Liquidating Trustees;

(b) To gradually settle and close the business of CHHB, to collect and discharge obligations, to dispose of and convey the properties and business (on going-concern or other bases as deemed by the Liquidation Trustees to be in the best interests of the stockholders of CHHB) at such times, in such manner, and upon such terms and conditions as are deemed by the Liquidating Trustees to be in the ultimate best interests of the stockholders of CHHB; and

(c) To take and effect all other actions deemed by the Liquidating Trustees to be necessary or appropriate to effect the purposes of the Plan.

8.

Exercise of Powers and Authorities of Liquidating Trustees.

8.1

The powers and authorities of the Liquidating Trustees may be exercised in the manners and in accordance with the provisions of this Plan, the Bylaws, and as specifically provided by the laws of the State of Nevada.

8.2

Except as otherwise specifically provided by the laws of the State of Nevada, the Liquidating Trustees and each Liquidating Trustee shall not be personally liable in respect of any action taken on behalf of CHHB except upon a showing of gross negligence or intentional misconduct.

8.3

Unless otherwise specifically provided by the laws of the State of Nevada or the Bylaws of CHHB, every act or decision done or made by a majority of the Liquidating Trustees, whether by action taken at a meeting at which a quorum is present or by a written instrument signed by the Liquidating Trustees in which concurrence, abstention, or opposition is noted, shall be deemed and taken to be the act or decision of the Liquidating Trustees and CHHB.

9.

Payments of Debts.  As soon as practicable after the Dissolution Date, the outstanding obligations of CHHB shall be paid or provided for out of any Company funds in the manner specified in NRS 78.610, if any such funds exist.

10.

Liquidating Distribution. As soon as practicable after the Dissolution Date and upon determination by the Liquidating Trustees that adequate provision has been made for payment of all creditors of CHHB and all costs and expenses of liquidation, to the extent that there are any remaining funds, a liquidating distribution shall be made pro rata to the holders of outstanding shares of Common Stock of CHHB in the manner specified in NRS 78.610.  In connection with such liquidation, the stock transfer books of CHHB need not be closed but, in lieu of such closing, the Liquidating Trustees may fix a record and a payment date for the purpose of determining the identity of stockholders entitled to receive such liquidating distribution or distributions and all rights of persons with respect to such liquidating distribution or distributions shall be determined in accordance with the dates so fixed by the Liquidating Trustees. Thereupon, CHHB shall be deemed to be completely liquidated and dissolved; the Liquidating

Trustees shall be discharged of and released from all further powers, authorities, duties, responsibilities, and liabilities as Liquidating Trustees; and the certificates theretofore representing shares of stock of CHHB shall be null and void.